AVAILABLE-FOR-SALE INVESTMENT	12 Months Ended
Dec. 31, 2011
AVAILABLE-FOR-SALE INVESTMENT
6.	AVAILABLE-FOR-SALE INVESTMENT

In February 2010, the Company extended a loan with principal of $440 to Beijng Viatt, a private company providing IT services and solutions for Chinese domestic financial institutions. The loan carries 8% annual interest rate with two-year term and is convertible into a 20% equity interest of Beijng Viatt. The investment was accounted for by the Company as available-for-sale investment which measured at fair value on a recurring basis. The Company recognized $32 interest income in the consolidated statements of operations for the year ended December 31, 2010. The Company remeasured the fair value of this available-for-sale investment as of December 31, 2010 using a binomial model based on certain key assumptions such as the probability of conversion to ordinary shares of Beijng Viatt and the fair value of the equity of Beijng Viatt, and $494 excess of fair value over the carrying amount as the unrecognized gains on the available-for-sale investment was recorded in other comprehensive income for the year ended December 31, 2010. In January 2011, VanceInfo converted this loan into a 20% equity interest, and acquired remaining equity interest in Beijng Viatt as set out in Note 4.

In September 2010, the Company extended another loan with principal of $221 to Beijing Viatt. The loan carried a 12% annual interest rate. The Company determined that the fair value of the investment approximated the outstanding balance of the loan, including the principal and the interest receivable. The Company recognized an interest income of $9 in the consolidated statements of operations for the year ended December 31, 2010 and this loan was settled in January 2011.